SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 14, 2000
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                              CONCORD CAMERA CORP.
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             (Exact name of registrant as specified in its charter)



           New Jersey                   0-17038                 13-3152196
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(State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)



4000 Hollywood Boulevard, Suite 650N, Hollywood, Florida            33021
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (954) 331-4200
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Item 5.  Other Events
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         On March 14, 2000, Concord Camera Corp. announced that it approved a two-for-one split of its common stock to be effected through a stock dividend of one share of common stock on each outstanding share of common stock, payable on April 14, 2000 to stockholders of record as of the close of business on March 27, 2000.

Item 7.  Financial Statements and Exhibits
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         Exhibit 20      Press Release, dated March 14, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     CONCORD CAMERA CORP.
                                                     (Registrant)



                                                     By: /s/ Harlan I. Press
                                                     -----------------------
Date: March 14, 2000                                 Harlan I. Press, Corporate
                                                     Controller and Assistant
                                                     Secretary


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                                  EXHIBIT INDEX
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Exhibit                                                                    Page
  No.                      Description                                      No.
-------                    -----------                                     ----

20                         Press Release, dated March 14, 2000.             5

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